UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2015

Tesco Corporation
(Exact name of registrant as specified in its charter)

Alberta	76-0419312
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

3993 West Sam Houston Parkway North Suite 100 Houston, Texas	77043-1221
(Address of Principal Executive Offices)	(Zip Code)

713-359-7000
(Registrant’s telephone number, including area code)

Commission File Number:  001-34090

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05    Changes to the Registrant's Code of Business Conduct and Ethics.

On May 12, 2015, the Board of Directors of Tesco Corporation (the "Company") approved the Company’s Code of Business Conduct and Ethics (the "Code"), which applies to all officers, directors, agents, employees and Company representatives. The Code is substantially similar to the prior version; however, it stresses the seriousness of the Company's commitment to a culture of compliance, safety and ethics. Additionally, the Company has updated the instructions for reaching the Company's Whistleblower Hotline. The foregoing summary of the approved Code is subject to, and qualified in its entirety by, reference to the full text of the Code, as so amended, a copy of which is available at www.tescocorp.com under "Investor Relations>Corporate Governance" and is also attached hereto as Exhibit 14.1.

Item 5.07    Submission of Matters to a Vote of Security Holders

Tesco Corporation ("TESCO") held its Annual General Meeting of Shareholders (the “Meeting") on May 12, 2015 in accordance with the Notice of Meeting. Set forth below are the matters acted upon by TESCO's shareholders (the “Shareholders") at the Meeting and the final voting results of each proposal.

Proposal One	Election of Directors.

The Shareholders voted to elect seven (7) Director Nominees to hold office until the next annual general meeting or until their successors have been qualified and duly elected or appointed. The voting results were as follows:

Director Nominee	For	Withheld/Abstain	Broker Non Votes
Fernando R. Assing	32,182,916	549,193	2,250,395
John P. Dielwart	32,010,735	721,373	2,250,396
Fred J. Dyment	31,305,405	1,426,703	2,250,396
Gary L. Kott	31,971,481	760,627	2,250,396
R. Vance Milligan Q.C., ICD.D	32,217,747	514,361	2,250,396
Elijio V. Serrano	32,035,514	696,595	2,250,395
Michael W. Sutherlin	32,168,708	563,400	2,250,396

Proposal Two    Appointment of the Auditors.

The Shareholders voted to appoint Ernst & Young LLP, as TESCO's independent registered public accounting firm to hold office until the close of the next annual general meeting. The voting results were as follows:

For	Against	Withheld/Abstain	Broker Non Votes
34,930,719	36,220	15,565	—

Proposal Three    Approval of 2015 Named Executive Officer Compensation.

The overall compensation of the Company’s named executive officers was approved by the Shareholders on an advisory basis. The voting results were as follows:

For	Against	Withheld/Abstain	Broker Non Votes
32,162,504	560,578	9,027	2,250,395

Item 8.01    Other Events.

On May 13, 2015, the Board of Directors of the Company approved a second quarter 2015 dividend of $0.05 per share common stock issued and outstanding as of May 29, 2015 and payable on June 15, 2015. The Company issued a press release on May 13, 2015 which is provided as Exhibit 99.1 hereto.

Item 9.01     Financial Statements and Exhibits
(d)    Exhibits
Exhibit 14.1    Tesco Corporation Code of Business Conduct and Ethics dated May 12, 2015.
Exhibit 99.1        Tesco Corporation Press Release dated May 13, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TESCO CORPORATION

Date: May 15, 2015	By:	/s/ Dean Ferris
Dean Ferris, Sr. Vice President, General Counsel, and Corporate Secretary

Exhibit No.	Description
14.1	Tesco Corporation Code of Business Conduct and Ethics dated May 12, 2015
99.1	Tesco Corporation Press Release dated May 13, 2015